News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS OCTOBER 2009
OPERATIONAL PERFORMANCE

HOUSTON, Nov. 2, 2009 – Continental Airlines (NYSE: CAL) today reported an October consolidated (mainline plus regional) load factor of 82.5 percent, 3.5 points above the October 2008 consolidated load factor, and a mainline load factor of 83.0 percent, 3.5 points above the October 2008 mainline load factor.  The carrier reported a domestic mainline October load factor of 85.4 percent, 2.4 points above the October 2008 domestic mainline load factor, and an international mainline load factor of 80.4 percent, 4.5 points above October 2008.  All four October load factors were records for the month.

During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 75.1 percent and a mainline segment completion factor of 99.8 percent.

In October 2009, Continental flew 7.3 billion consolidated revenue passenger miles (RPMs) and 8.8 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic increase of 1.7 percent and a capacity decrease of 2.6 percent as compared to October 2008. In October 2009, Continental flew 6.5 billion mainline RPMs and 7.8 billion mainline ASMs, resulting in a mainline traffic increase of 1.9 percent and a mainline capacity decrease of 2.4 percent as compared to October 2008. Domestic mainline traffic was 3.4 billion RPMs in October 2009, up 2.3 percent from October 2008, and domestic mainline capacity was 4.0 billion ASMs, down 0.6 percent from October 2008.

For October 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 14.0 and 15.0 percent compared to October 2008, while mainline RASM is estimated to have decreased between 15.0 and 16.0 percent. For September 2009, consolidated passenger RASM decreased 19.2 percent compared to September 2008, while mainline passenger RASM decreased 21.1 percent compared to September 2008.

Continental’s regional operations had a record October load factor of 78.2 percent, 3.3 points above the October 2008 regional load factor. Regional RPMs were 782.0 million, and regional ASMs were 999.9 million in October 2009, resulting in a traffic decrease of 0.4 percent and a capacity decrease of 4.6 percent versus October 2008.

Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,400 daily departures throughout the Americas, Europe and Asia, serving 130 domestic and 132 international destinations.   Continental is a member of Star Alliance, which provides access to more than 900 additional points in 169 countries via 24 other member airlines.  With more than 41,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 63 million passengers per year.

Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
OCTOBER	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,443,318	3,365,484	2.3	Percent

International	3,030,719	2,984,903	1.5	Percent
Transatlantic	1,644,064	1,755,376	-6.3	Percent
Latin America	739,631	677,785	9.1	Percent
Pacific	647,024	551,742	17.3	Percent

Mainline	6,474,037	6,350,387	1.9	Percent
Regional	781,992	785,161	-0.4	Percent
Consolidated	7,256,029	7,135,548	1.7	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,031,299	4,054,927	-0.6	Percent

International	3,767,528	3,934,229	-4.2	Percent
Transatlantic	1,961,433	2,321,162	-15.5	Percent
Latin America	922,287	864,651	6.7	Percent
Pacific	883,808	748,416	18.1	Percent

Mainline	7,798,827	7,989,156	-2.4	Percent
Regional	999,920	1,048,292	-4.6	Percent
Consolidated	8,798,747	9,037,448	-2.6	Percent
PASSENGER LOAD FACTOR
Domestic	85.4 Percent	83.0 Percent	2.4	Points

International	80.4 Percent	75.9 Percent	4.5	Points
Transatlantic	83.8 Percent	75.6 Percent	8.2	Points
Latin America	80.2 Percent	78.4 Percent	1.8	Points
Pacific	73.2 Percent	73.7 Percent	-0.5	Points

Mainline	83.0 Percent	79.5 Percent	3.5	Points
Regional	78.2 Percent	74.9 Percent	3.3	Points
Consolidated	82.5 Percent	79.0 Percent	3.5	Points
ONBOARD PASSENGERS
Mainline	3,652,061	3,693,011	-1.1	Percent
Regional	1,468,653	1,477,464	-0.6	Percent
Consolidated	5,120,714	5,170,475	-1.0	Percent
CARGO REVENUE TON MILES (000)
Total	95,482	85,671	11.5	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	33,965,452	36,425,162	-6.8	Percent

International	33,097,127	34,183,234	-3.2	Percent
Transatlantic	17,070,170	18,348,583	-7.0	Percent
Latin America	9,738,816	9,850,926	-1.1	Percent
Pacific	6,288,141	5,983,725	5.1	Percent

Mainline	67,062,579	70,608,396	-5.0	Percent
Regional	7,766,247	8,388,933	-7.4	Percent
Consolidated	74,828,826	78,997,329	-5.3	Percent
AVAILABLE SEAT MILES (000)
Domestic	39,997,466	43,627,730	-8.3	Percent

International	41,919,466	43,486,054	-3.6	Percent
Transatlantic	21,543,959	23,688,636	-9.1	Percent
Latin America	11,983,537	11,974,094	0.1	Percent
Pacific	8,391,970	7,823,324	7.3	Percent

Mainline	81,916,932	87,113,784	-6.0	Percent
Regional	10,144,618	10,985,925	-7.7	Percent
Consolidated	92,061,550	98,099,709	-6.2	Percent
PASSENGER LOAD FACTOR
Domestic	84.9 Percent	83.5 Percent	1.4	Points

International	79.0 Percent	78.6 Percent	0.4	Points
Transatlantic	79.2 Percent	77.5 Percent	1.7	Points
Latin America	81.3 Percent	82.3 Percent	-1.0	Point
Pacific	74.9 Percent	76.5 Percent	-1.6	Points

Mainline	81.9 Percent	81.1 Percent	0.8	Points
Regional	76.6 Percent	76.4 Percent	0.2	Points
Consolidated	81.3 Percent	80.5 Percent	0.8	Points
ONBOARD PASSENGERS
Mainline	38,270,367	41,407,500	-7.6	Percent
Regional	14,400,964	15,272,255	-5.7	Percent
Consolidated	52,671,331	56,679,755	-7.1	Percent
CARGO REVENUE TON MILES (000)
Total	760,250	855,238	-11.1	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
OCTOBER	2009	2008	Change
On-Time Performance 1	75.1%	81.4%	(6.3)	Points
Completion Factor 2	99.8%	99.7%	0.1	Points
September 2009 year-over-year consolidated RASM change			(19.2)	Percent
September 2009 year-over-year mainline RASM change			(21.1)	Percent
October 2009 estimated year-over-year consolidated RASM change			(14.0) - (15.0)	Percent
October 2009 estimated year-over-year mainline RASM change			(15.0) - (16.0)	Percent
October 2009 estimated average price per gallon of fuel, including fuel taxes			1.89	Dollars
Fourth Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			2.06	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage

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